iShares®

iShares, Inc.

Supplement dated May 6, 2016

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for iShares Emerging Markets Corporate Bond ETF and

iShares Emerging Markets High Yield Bond ETF (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Effective May 6, 2016, the number of shares in a Creation Unit for each Fund is set forth in the table below. The approximate value of a Creation Unit for each Fund as of May 5, 2016 is also set forth below.

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of May 5, 2016
iShares Emerging Markets Corporate Bond ETF	50,000	$2,433,397
iShares Emerging Markets High Yield Bond ETF	50,000	2,370,446

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-SUPP-0516

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